INTERGRAPH CORPORATION
                 Huntsville, Alabama  35894-0001

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD
                          MAY 28, 1998



TO THE SHAREHOLDERS OF INTERGRAPH CORPORATION:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Intergraph Corporation (the "Company") will be held at the Intergraph Auditorium, Building 15, Intergraph Way, Huntsville, Alabama, on May 28, 1998, at 5:00 p.m. local time for the following purposes:

  1. To elect seven directors to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified (designated as Proposal 1 in the accompanying Proxy Statement).

  2. To ratify  the  appointment of Ernst  &  Young  LLP  as  the
     Company's   independent  auditors  for  the   current   year
     (designated   as  Proposal  2  in  the  accompanying   Proxy
     Statement).

  3. To  consider   and  vote  upon  the  Intergraph  Corporation
     Nonemployee  Director  Stock  Option  Plan  (designated   as
     Proposal 3 in the accompanying Proxy Statement).

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The close of business on April 6, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   A copy of the Annual Report to Shareholders for the year ended
December 31, 1997 is enclosed.


                                     By Order of the Board of Directors




                                     JOHN R. WYNN

                                     Secretary

Huntsville, Alabama
April 10, 1998


   IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

                     INTERGRAPH CORPORATION
                 HUNTSVILLE, ALABAMA  35894-0001


                         PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Intergraph Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held May 28, 1998, and at any and all adjournments thereof (the "Meeting"). The form of proxy permits specification, approval, disapproval or abstention as to each of the three proposals. Proposals 1, 2, and 3 will be presented at the Meeting by management. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications, if any, made by the shareholder and, if specifications are not made, will be voted in favor of Proposals 1, 2, and 3 set forth in the accompanying Notice of Annual Meeting of Shareholders.

   The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers, or regular employees of the Company in person or by telephone or mail. The Company may reimburse brokerage firms and others for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners. On or about April 10, 1998, the Company will commence mailing this Proxy Statement, the enclosed form of proxy, and the attached Notice to holders of its common stock.

   Shareholders who sign proxies have the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

   The close of business on April 6, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


                             GENERAL

  A majority of the shareholders entitled to vote must be present in person or be represented by proxy to constitute a quorum and act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate an adjournment and will subject the Company to additional expense.

   All three proposals discussed in this Proxy Statement require the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the Meeting. The Board of Directors recommends that you vote FOR each nominee for director and FOR Proposals 2 and 3 discussed in this Proxy Statement.

   Votes  are  counted  by  the Company's  transfer  agent.   The
Company's certificate of incorporation and bylaws contain no provisions concerning the treatment of abstentions and broker non-
votes.   In  accordance with Delaware law,  abstentions  will  be
treated as votes which are not cast in favor of election of a nominee or in favor of a proposal. Delaware law does not address the treatment of broker non-votes. Broker non-votes will be included in the determination of the presence of a quorum, but will not be counted for purposes of determining whether a nominee is elected or a proposal has been approved.


       COMMON STOCK OUTSTANDING AND PRINCIPAL SHAREHOLDERS

   As  of  January  31,  1998, there were outstanding  48,220,459 shares of the Company's common stock, $.10 par value (the "Common
Stock").   Holders of Common Stock are entitled to one  vote  per
share on all matters to be voted upon by shareholders.

   The following table sets forth information as of January 31, 1998, as to:

     (a) the only persons who were known by the Company to own beneficially more than 5% of the outstanding Common
         Stock of the Company,

     (b) the shares of Common Stock beneficially owned by the directors and nominees of the Company,

     (c) the shares of Common Stock beneficially owned by James
         W. Meadlock, Chairman of the Board and Chief Executive Officer, who is also a nominee, and by the four most highly compensated executive officers of the Company who were serving as such at December 31, 1997 (collectively, Mr. Meadlock and the four most highly compensated executive officers are the "Named Executive Officers"), and

     (d) the shares of Common Stock beneficially owned by all directors, nominees, and executive officers of the Company as a group.


                                                             Percentage of Total
                                       Number of Shares         Common Stock
         Name (1)                     Beneficially Owned (2)    Outstanding (3)
         ----------------------       ---------------------  -------------------
         Intergraph Corporation
         Stock Bonus Plan Trust          5,549,661    (4)         11.5%

         Trimark Financial Corporation   4,479,800    (5)          9.3%

         Directors and Nominees
         ----------------------
         James W. Meadlock               1,015,034    (6)          2.1%

         Robert E. Thurber                 457,347    (7)            *

         James F. Taylor Jr.                74,964    (8)            *

         Larry J. Laster                    22,947    (9)            *

         Sidney L. McDonald                 10,000                   *

         Thomas J. Lee                       1,000                   *

         Keith H. Schonrock Jr.                ---                 ---

         Named Executive Officers
         ------------------------

         Manfred Wittler                    59,359   (10)            *

         Wade Patterson                     20,554   (11)            *

         Allan B. Wilson                     9,614   (12)            *

         Stephen J. Phillips                 4,416   (13)            *

         All directors, nominees,
         and executive officers as a
         group (21 persons), including
         the foregoing directors,
         nominees, and named executive
         officers                        2,542,802   (14)         5.3%

-------------------
* Less than 1%

(1) The address of the Stock Bonus Plan Trust is c/o Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108. The address of Trimark Financial Corporation is One First Canadian Place, Suite 5600, Toronto, Ontario, Canada.

(2) Unless otherwise noted, the indicated owner has sole voting power and sole investment power.

(3) Shares issuable under immediately exercisable stock options are considered outstanding for the purpose of calculating the percentage of total outstanding Common Stock owned by directors, executive officers, and by directors, nominees, and executive officers as a group. Such shares are not considered outstanding for the purpose of calculating the percentage of total outstanding Common Stock owned by any other person or group.

(4) Voting rights of the Common Stock held by the Stock Bonus Plan Trust are passed through to participants in the Stock Bonus Plan, which is a Company sponsored retirement plan covering substantially all U.S. employees of the Company. Vested participants in the Stock Bonus Plan have the right to diversify one half of the Common Stock allocated to their accounts. Vested participants at age 55 have the right to diversify all of the Common Stock allocated to their accounts.

(5)  As set forth on a Schedule 13G/A dated February 17, 1998.

(6) This figure includes 197,787 shares allocated to Mr. Meadlock under the Stock Bonus Plan and 200,000 shares owned jointly by Mr. Meadlock and Nancy B. Meadlock, an Executive Vice President of the Company, as to which voting and investment powers are shared. This figure excludes 415,601 shares owned by Mrs. Meadlock and 122,513 shares allocated to Mrs. Meadlock under the Stock Bonus Plan as to which Mr. Meadlock expressly disclaims beneficial ownership.

(7) This figure includes 166,294 shares allocated to Mr. Thurber under the Stock Bonus Plan and excludes 286,561 shares owned by Mr. Thurber's wife and 6,000 shares held in trust for his grandchildren as to which Mr. Thurber expressly disclaims beneficial ownership.

(8) This figure consists of shares allocated to Mr. Taylor under the Stock Bonus Plan.

(9) This figure consists of 19,900 shares owned jointly by Mr. Laster and his wife as to which voting and investment powers are shared and 3,047 shares allocated to Mr. Laster under the Stock Bonus Plan.

(10) This figure includes 8,510 shares over which Mr. Wittler holds immediately exercisable stock options.

(11) This  figure  includes  17,500  shares  over  which  Mr.
     Patterson holds immediately exercisable stock options and 1,068 shares allocated to Mr. Patterson under the Stock Bonus Plan.

(12) This figure includes 2,500 shares over which Mr. Wilson holds immediately exercisable stock options and 7,114 shares allocated to Mr. Wilson under the Stock Bonus Plan.

(13) This  figure  includes  2,500  shares  over  which  Mr.
     Phillips holds immediately exercisable stock options and 1,916 shares allocated to Mr. Phillips under the Stock Bonus Plan.

(14) This  figure includes 700,220 shares allocated  to  such persons  under  the  Stock Bonus Plan and 54,760  shares  over
     which   such   persons  hold  immediately  exercisable   stock
     options.


                           PROPOSAL 1
                      ELECTION OF DIRECTORS

   The Board of Directors has fixed the number of members of the Board at nine by resolution pursuant to authority granted in the bylaws of the Company. The Board of Directors proposes that the seven nominees listed below be elected as directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Although the Company has established the number of directors at nine, proxies may not be voted for more than seven persons. It is the desire of the Board of Directors that the Board have the option of selecting two additional directors to serve on the Board prior to the election of directors at the 1999 Annual Meeting of Shareholders.

   It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees listed below, all of whom are presently directors of the Company. If any nominee should become unavailable to serve as a director for any reason (which is not anticipated), the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

   The nominees for director, together with certain information regarding them, are as follows:

                                                                  Director of
   Name and Age                 Positions/Offices with Company    Company Since
   ------------                 ------------------------------    -------------
   James W. Meadlock (64)       Chairman of the Board and Chief
                                 Executive Officer                     1969

   Larry J. Laster (46)         Director                               1987

   Thomas J. Lee (62)           Director                               1997

   Sidney L. McDonald (59)      Director                               1998

   Keith H. Schonrock Jr. (57)  Director                               1972

   James F. Taylor Jr. (53)     Executive Vice President and
                                 Director and Chief Executive
                                 Officer, Intergraph Public
                                 Safety, Inc.                          1973

   Robert E. Thurber (57)       Executive Vice President and
                                 Director                              1972

   Mr. Meadlock and Mr. Thurber are principally employed by the Company in the positions set forth above and have been principally employed by the Company for the past five years. Mr. Taylor joined the Company in 1969, retired as an Executive Vice President of the Company in 1992, and returned to full-time employment with the Company in January 1995.

   Mr. Laster joined the Company in 1981 and served as Executive Vice President and Chief Financial Officer from February 1987 through February 1998. Mr. Laster resigned from the Company in February 1998 and is currently serving as Chief Operating Officer of Computerizing, Inc., a privately owned company specializing in the development, sale and support of business systems for the petroleum distribution and convenience store industries.

   Mr. Lee is a founder of LWI, LLC, an engineering services firm specializing in guided missile systems, and has served as its Chief Executive Officer since January 1996. He was employed for thirty six years by NASA, and served as Special Assistant to the NASA Administrator for Access to Space from January 1994 through March 1995, leading NASA's efforts in defining and planning the technology and development program for the future to help the U.S. retain its leadership in space exploration. Mr. Lee was the Director of the George C. Marshall Space Flight Center (MSFC), one of the largest and most diverse research and development centers within NASA, from June 1989 through January 1994, and was Deputy Director of MSFC from October 1980 through June 1989. Mr. Lee is a registered professional engineer and is a member of numerous advisory boards and committees within his field. He has received many awards for exceptional service and leadership including the NASA Medal for Exceptional Service and NASA Outstanding Leadership Medal and has received three Presidential Commendations for his work at NASA.

  Mr. McDonald serves as President of Brindlee Mountain Telephone Company, a company providing local telephone services in North Alabama, and has served in that capacity since 1961. He is also the owner and Chief Executive Officer (CEO) of Cherokee Ridge Corporation, a residential golf community in North Alabama. Mr. McDonald is a founder of Deltacom Long Distance Services, Inc. and served as its CEO from 1984 through 1996. He also served as the CEO of Marshall Cellular, a cellular telephone service company in North Alabama, from 1988 through 1996 and of Southern Interexchange Services, an Alabama fiber optic telecommunications network, from 1990 through 1996. Mr. McDonald currently serves as a member of the Board of Trustees of the University of Alabama and has served in the Alabama Legislature and as Finance Director for the State of Alabama.

   Mr. Schonrock is a founder of the Company and served in a variety of engineering positions. At his retirement in 1987, he was an Executive Vice President of the Company.

                 BOARD COMMITTEES AND ATTENDANCE

    The Board of Directors and its Audit Committee meet periodically as meetings are deemed required. During the year ended December 31, 1997, the Board of Directors held thirteen meetings and the Audit Committee held three meetings. All of the directors were present for 75% or more of the aggregate Board and Audit Committee meetings.

   The Audit Committee consists of Mr. Lee, Mr. McDonald, and Mr. Schonrock. The purpose of the Audit Committee is to oversee the system of internal accounting control and the internal audit function, and to ensure the objectivity of the independent audit.

    The   Company  does  not  have  a  nominating  committee   or
compensation committee.


 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and The NASDAQ Stock Market, Inc. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on review of the copies of such forms and any amendments thereto furnished to the Company, or written representations that no forms were required, the Company believes that during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met, except that Penman R. Gilliam, an Executive Vice President of the Company, filed one late report covering one transaction.


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In order to encourage retention of Company Stock by executive officers, the Company adopted a loan program effective January 1993, under which executive officers may borrow from the Company, on an unsecured basis, an amount not exceeding (1) the current market value of the common stock of the Company owned by any such executive officer, and/or (2) the net value (current market price less exercise price) of currently exercisable stock options owned by any such executive officer. Interest is charged on a monthly basis at the prevailing prime rate. Principal and interest must be repaid by the earliest to occur of termination of employment, the attainment of a designated market price for the Company's stock, the sale of a certain number of shares of the Company's stock by loan recipients, or expiration of the loan program, which occurs on April 30, 1998.

   James W. Meadlock, Chief Executive Officer and Chairman of the
Board  of the Company, was indebted to the Company in the maximum
amount  of  $6,129,000  during  1997  under  this  program.   Mr.
Meadlock repaid his loan in full on November 21, 1997.


                     EXECUTIVE COMPENSATION

   Information relating to compensation of certain executive officers of the Company, the policies and practices of the Company relative to executive compensation, and the performance of the Company's stock are presented in this section. This information consists of a summary compensation table, information on stock option grants, exercises, and year end values, information on employment contracts, a report on executive compensation from the Board of Directors, and a graph depicting the five year performance of the Company's stock against the performance of a peer group of companies and the Standard & Poor's 500 Stock Index.


Summary Compensation Table

   The following table summarizes for the last three years the compensation of the Chairman and Chief Executive Officer and the four most highly compensated executive officers who were serving as such at December 31, 1997.

                                     SUMMARY COMPENSATION TABLE

                                       Annual Compensation
                               ------------------------------------
                                                       Other          Securities
Name and                                               Annual         Underlying      All Other
Principal Position     Year    Salary($)  Bonus($)  Compensation ($)   Options (#)   Compensation ($)
------------------     ----    --------   -------   ---------------   -------------  ----------------
                                                         (1)
James W. Meadlock,
Chairman and Chief
Executive Officer(2)   1997    $300,000        ---       ---             ---         $6,357
                       1996    $300,000        ---       ---             ---         $6,379
                       1995    $300,000        ---       ---             ---         $6,401

Manfred Wittler,
Executive Vice
President        (3)   1997    $243,843   $ 82,659  $ 50,645             ---         $12,512
                       1996    $268,333   $ 95,483  $ 57,175             ---         $13,400
                       1995    $279,514   $ 98,351  $ 82,730             ---         $18,454

Stephen J. Phillips,
Executive Vice
President        (4)   1997    $228,280        ---       ---             ---         $ 8,221
                       1996    $228,280        ---       ---             ---         $ 6,933
                       1995    $219,080        ---       ---          10,000         $ 6,732

Wade Patterson,
Executive Vice
President,       (5)   1997    $226,928   $250,000       ---             ---         $ 4,591
and Chief Executive    1996    $156,000        ---       ---          84,018         $ 3,937
Officer and President,
Intergraph Computer
Systems

Allan B. Wilson,
Executive Vice
President        (6)   1997    $197,675       ---   $125,173             ---         $ 6,640
                 (7)   1996    $255,066   $30,000   $168,302             ---         $14,349
                       1995    $198,880   $35,000   $103,855          10,000         $11,198

(1) "Other Annual Compensation" for each of the named executives does not include the value of certain personal benefits, if any, furnished by the Company or for which it reimburses the named executives, including the use of corporate vehicles, unless the value of such benefits in total exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table for the named executive.

(2) "All Other Compensation" for Mr. Meadlock consists of the following:

                                       1997        1996      1995
                                      ------      ------    ------
       Retirement plans contribution  $   39      $   61    $   83
       Term life insurance *           6,318       6,318     6,318
                                      ------      ------    ------
            Total                     $6,357      $6,379    $6,401
                                      ======      ======    ======

 (3) "Other Annual Compensation" for Mr. Wittler consists of the following:

                                       1997      1996      1995
                                     -------   -------   -------
       Housing allowance             $31,788   $36,425   $38,510
       Use of corporate vehicle       12,703    13,649       ---
       Lease of vehicle                  ---       ---    36,770
       Other                           6,154     7,101     7,450
                                     -------   -------   -------
            Total                    $50,645   $57,175   $82,730
                                     =======   =======   =======

    "All Other Compensation" for Mr. Wittler consists of the following:

                                        1997        1996      1995
                                      -------     -------   -------
       Retirement plans contribution  $ 9,306     $10,733   $15,970
       Health insurance premiums        3,206       2,667     2,484
                                      -------     -------   -------
             Total                    $12,512     $13,400   $18,454
                                      =======     =======   =======

   Mr. Wittler is paid primarily in European currencies which fluctuate in value against the U.S. dollar.

(4) "All Other Compensation" for Mr. Phillips consists of the following:

                                       1997        1996        1995
                                      ------      ------      ------
       Retirement plans contribution  $4,558      $4,589      $4,630
       Term life insurance *           3,663       2,344       2,102
                                      ------      ------      ------
             Total                    $8,221      $6,933      $6,732
                                      ======      ======      ======

(5) "All Other Compensation" for Mr. Patterson consists of the following:

                                       1997      1996
                                      ------    ------
       Retirement plans contribution  $4,129    $3,669
       Term life insurance *             462       268
                                      ------    ------
            Total                     $4,591    $3,937
                                      ======    ======

(6) "Other Annual Compensation" for Mr. Wilson consists of the following:

                                 1997          1996         1995
                               --------      --------     --------
       Housing allowance       $ 86,573      $142,026     $ 82,634
       Reimbursement of taxes     9,664        11,953          ---
       Relocation expenses       10,299           ---       20,641
       Other                     18,637        14,323          580
                               --------      --------     --------
            Total              $125,173      $168,302     $103,855
                               ========      ========     ========

   "All Other Compensation" for Mr. Wilson consists of the following:

                                         1997         1996       1995
                                        ------      -------    -------
       Retirement  plans  contribution  $4,737      $10,487    $ 7,142
       Health insurance premiums           ---        3,549      3,217
       Term life insurance *             1,903          313        839
                                        ------      -------    -------
            Total                       $6,640      $14,349    $11,198
                                        ======      =======    =======

(7) Mr. Wilson was paid a $30,000 bonus in 1997 related to his 1996 performance. This amount was not included in his 1996 compensation as reported in the Company's Proxy Statement for the Annual Meeting of Shareholders held on May 15, 1997, as the amount was not determined as of the latest practicable date for inclusion in the 1997 Proxy Statement. Further, the amount of Mr. Wilson's bonus related to his 1997 performance could not be determined as of the latest practicable date for inclusion in this Proxy Statement.

    *Premium payments for term life insurance were not made to split-dollar insurance arrangements.


Stock Option Grants, Exercises and Year End Values

  The Company from time to time awards stock options to executive officers and other key employees pursuant to a stock option plan approved by the shareholders of the Company. Members of the Plan's administrative committee, which include James W. Meadlock, Chairman and Chief Executive Officer, are eligible to receive options under the Plan as amended in 1997. There were no options granted to any of the Named Executive Officers under the Plan during the year ended December 31, 1997.

   The following table sets forth the value realized on options exercised during the year ended December 31, 1997 and the value of stock options held as of this same date by the Named Executive
Officers under the Plan.

                            OPTIONS EXERCISED DURING THE YEAR
                                AND YEAR END OPTION VALUES
                       Shares                           Number of Securities         Value of Unexercised
                      Acquired                         Underlying Unexercised        In-the-Money Options
                                                       Options at Year End (#)         at Year End ($)
                        on             Value         ---------------------------  --------------------------
Name                Exercise (#)     Realized ($)    Exercisable  Unexercisable   Exercisable  Unexercisable
------------------  ------------    -------------    ------------ --------------  ------------ -------------

Manfred Wittler,
Executive Vice
President               20,849         $(18,243)           ---         8,510           ---           ---

Wade Patterson,
Executive Vice
President,and
Chief Executive
Officer and
President,
Intergraph
Computer Systems           ---              ---         17,500        82,500       $11,250       $56,250

Stephen J. Phillips,
Executive Vice
President                  ---              ---          2,500         7,500           ---           ---

Allan B. Wilson,
Executive Vice
President                  ---              ---          2,500         7,500           ---           ---

   The value realized and the value of unexercised in-the-money options are determined as the excess of the closing sale price of the Company's Common Stock as reported on the NASDAQ Stock Market on the date options were exercised or December 31, 1997 for unexercised options, as applicable, over the price of exercised options or options held by the Named Executive Officer.

Compensation of Directors

   Directors who are also employees of the Company do not receive
additional   compensation  for  their  services   as   directors.
Effective  July  1,  1997, nonemployee directors  receive  annual compensation  of  $20,000,  payable  in  quarterly  installments.
Nonemployee  directors serving prior to 1997 have the  option  to receive  medical  insurance coverage with a  reduction  of  their directors' fees equal to the cost of the coverage.  In  addition, the  Company's Board of Directors is submitting a plan  providing for  the automatic grant of options to nonemployee directors  for
shareholder  approval at the Annual Meeting.   See  "Proposal  3,
Approval of the Intergraph Corporation Nonemployee Director Stock
Option Plan" below.

Employment Contracts

   Mr.  Wittler holds employment contracts with the  U.S.  parent company  and  with three of the Company's international  business entities.  The contracts provide Mr. Wittler a fixed base salary, certain  expense  allowances for housing, a  vehicle,  and  other personal  expense items, and annual incentive bonus payments  for achievement and overachievement of certain sales order,  revenue, and  profitability goals of the Company's operations  in  Europe,
Canada, and Latin America.  The contracts are open ended but  may
be   terminated   by  either  party  with  six   months   written
notification.  The contracts provide for six months severance pay in  the  event of involuntary termination of employment, and  for relocation of Mr. Wittler at the Company's expense in  the  event of  voluntary termination of employment.  Should the contracts be terminated by either of the parties, Mr. Wittler is obligated  to
refrain  from  direct  competition  with  the  Company  and   its
affiliates  for  a  period of six months  following  termination, provided  the  Company has met its severance  pay  obligation  as described above.

  Mr. Patterson holds an employment contract with the U.S. parent company. The contract provides Mr. Patterson a fixed base salary with fixed annual increases and a fixed annual bonus in 1997, with future quarterly bonuses based on revenues and net income of Intergraph Computer Systems, a wholly owned subsidiary of the Company. The contract provides for severance pay of $500,000 if the Company fails, upon expiration of the contract on December
31, 2002, to renew Mr. Patterson's contract with terms at least as favorable as in the current contract. The contract further provides Mr. Patterson with $2,000,000 in severance pay in the event the Company materially breaches the employment contract, the Company's cash and cash equivalents fall below $25,000,000, or a change of control event occurs. Should the contract be terminated by either party, Mr. Patterson can not take employment with or act as a consultant to any competitor of the Company in the United States in any technical field in which the Company has a business interest for a period of one year from the date of contract termination.

Compensation Committee Interlocks and Insider Participation

   The  Company does not have a compensation committee  or  other
committee   of  the  Board  of  Directors  performing  equivalent
functions.   Mr.  Meadlock's compensation is  determined  by  the
Board,  excluding Mr. Meadlock.  During the year  ended  December
31,   1997,  the  Board  held  no  deliberations  regarding   the
compensation   of   Mr.  Meadlock.   The  Board   has   delegated
responsibility for determination of the compensation of all other executive officers to Mr. Meadlock.  The Administrative Committee
of   the   Company's  stock  option  plan  (the   "Administrative
Committee"), which is appointed by and comprised of  all  current members of the Board of Directors, may award both incentive stock options and non-qualified stock options to executive officers and other  key  employees.  During the year ended December 31,  1997, the  Administrative  Committee awarded options  for  a  total  of
672,250  shares  of the Company's Common Stock.  Of  this  total, options for 40,000 shares were awarded to executive officers.

   During  the year ended December 31, 1997, no executive officer of  the  Company  served as a director or  as  a  member  of  the
compensation   committee  or  committee   performing   equivalent
functions of another business entity.


Board of Directors' Report on Executive Compensation

    Executive  Officer  Compensation.   The  Chairman  and  Chief
Executive  Officer (CEO) subjectively determines the compensation of  all  other  executive officers of the Company  based  on  the authority  and discretion granted him by the Board of  Directors.
There  are  no standard performance factors, either corporate  or directly  applicable  to  the executive  whose  salary  is  being considered, that serve as specific measures of performance in the
CEO's  determination of executive salaries.  In arriving  at  his decision,  the  CEO  may form a subjective  judgment  as  to  the executive's overall contribution to the Company, consider his  or her  level of experience, and subjectively consider the Company's overall financial performance.  Relative weights are not formally assigned  to  these factors, but some factors,  particularly  the
Company's  financial  performance  as  measured  by  revenue  and earnings,  may  be  subjectively considered more  important  than others  in  arriving  at  compensation for  individual  executive officers.  Specific quantifiable performance objectives  are  not used in determining the individual's contribution to the Company, with  the  exception of sales personnel, who are  assigned  sales
dollar  goals.   Evaluation of executives whose principal  duties
are  technical  in  nature  is based  principally  on  the  CEO's subjective  judgment of the technical design  and  timeliness  of development of new products.  Salaries for executives  performing administrative  functions  are based primarily  on  a  subjective determination of contribution to the Company by the CEO.  The CEO has  a  general awareness of industry compensation  practices  by virtue  of  his  experience and position  in  the  industry,  but specific industry or competitor compensation data (including that of the peer group of companies in the performance graph following this report) is not utilized.

   There  is  no  formal bonus plan for executive  officers,  but exceptional individual performance, as subjectively determined by the  CEO, has occasionally been rewarded by a cash bonus  at  the discretion  of  the  CEO.  Overall corporate performance  neither guarantees nor precludes the award of bonuses, but may  influence the  amount  of such bonuses.  Sales executives are paid  a  base salary  that approximates 70% of the executives' total  potential annual  compensation.  The base salary amount may be supplemented
in   amounts   up  to  an  additional  30%  of  total   potential
compensation   if  certain  order,  revenue,  and   profitability
objectives  are met.  The occurrence and amount of  bonus  awards are  not  based on standard criteria or quantifiable  performance factors  applicable  either to the individual  or  the  financial performance of the Company.

   The  granting  of  stock  options to purchase  shares  of  the
Company's  stock over a ten-year period at a specified  price  is the  primary means of providing long-term incentive to  executive officers  to  perform in a manner that benefits  themselves,  the
Company,  and the Company's shareholders.  There are no  standard performance factors, applicable to either the individual and  his or  her  job  performance  or the financial  performance  of  the
Company,   utilized  in  the  option  award  decisions   of   the
Administrative Committee.   Decisions to award stock options  are
based upon subjective evaluations of job performance and expected contribution to the Company.  Stock options may also be  used  to attract  new  employees.  Previous option awards  are  considered when  awarding  new  options.  With respect  to  incentive  stock options, such options may not exceed the amounts permitted  under applicable Internal Revenue Code provisions.

    The  Company  at  times  enters  into  short-term  employment
agreements  with  key  executives  that  specify  the  terms   of
employment  including compensation arrangements.  The  agreements generally provide for employment at will but may also provide for
severance   payments   under  certain   circumstances   excluding
termination for cause.  Under most circumstances, such  severance amounts  do  not exceed the balance of compensation due  for  the remaining unfulfilled term of the agreement.  Executives  without employment agreements terminated through a workforce reduction or job  elimination receive severance pay based on years of  service up  to  a maximum of twenty-six weeks pay under a Company  policy applicable to all employees.

   CEO Compensation.  The compensation of the Chairman and CEO is determined by the other members of the Board of Directors.  Since
1989, the Board has not deliberated the compensation of the  CEO, and  the  CEO  has not been awarded a salary increase  or  bonus.
There are no standard corporate or individual performance factors
utilized  by  the  Board in evaluation of CEO compensation.   The
Board  believes that, because of Mr. Meadlock's large  beneficial holding  of  Company  stock, the interests of  Mr.  Meadlock  are aligned  with  those of the Company's other shareholders,  making salary less a factor than return on common stock in evaluation of
CEO compensation.

   The above report on executive compensation is given by the Company's Board of Directors and the Administrative Committee of its stock option plan.

          Board of Directors and        James W. Meadlock
          Administrative Committee,     Larry J. Laster
          Stock Option Plan:            Thomas J. Lee
                                        Sidney L. McDonald
                                        Keith H. Schonrock Jr.
                                        James F. Taylor Jr.
                                        Robert E. Thurber


Performance Graph

   The  following graph sets forth a comparison of the cumulative total shareholder return to the Company's shareholders with  that of  a  group of peer companies and that of the Standard &  Poor's
500 Stock Index for the five year period ended December 31, 1997.
The  Company  considers its peer group to be the  top  five  U.S.
companies  in  terms of sales to the computer-aided-design  (CAD)
industry and the top five U.S. computer workstation manufacturing companies  for which financial information is publicly available, as  determined  on  the  basis  of 1996  revenues  by  Dataquest,
Incorporated,  a  leading market research firm  in  the  computer industry.  The composition of the peer group may change  annually
due  to  changes  in revenues of companies in the  industry.   In
addition,  the number of companies comprising the peer group  may total  less  than ten, since it is possible that some competitors appear  in  the  top  five rankings for both  sales  to  the  CAD industry  and  workstation revenues.  The Company's current  year peer  group  consists  of  IBM,  Hewlett-Packard  Corp.,  Digital
Equipment  Corp.,  Sun Microsystems, Inc., and Silicon  Graphics,
Inc.,  and is unchanged from the previous year.  Dataquest  ranks the  Company number four among U.S. CAD companies and number  six among U.S. workstation manufacturers based on 1996 revenues.

   Total  shareholder return for the peer group, the  Standard  &
Poor's 500, and the Company was determined by adding a) the cumulative amount of dividends for a given year, assuming dividend reinvestment, and b) the difference between the share price at the beginning and at the end of the year, the sum of which was then divided by the share price at the beginning of such year. The graph assumes $100 was invested on December 31, 1992 in the peer group, in the Standard & Poor's 500 companies, and in the Company.

               Comparative Five-Year Total Returns
         Peer Group, Standard & Poor's 500 Stock Index,
                and Intergraph Corporation (INGR)

               1992     1993     1994     1995     1996     1997
               ----     ----     ----     ----     ----     ----
Peer Group     $100     $114     $146     $214     $286     $376
S&P 500        $100     $110     $112     $153     $189     $252
INGR           $100     $ 80     $ 61     $119     $ 77     $ 75


                           PROPOSAL 2
             RATIFICATION OF APPOINTMENT OF AUDITORS

   The  Board of Directors of the Company has appointed  Ernst  &
Young  LLP  as  the Company's independent auditors to  audit  the
financial  statements  of  the  Company  and  to  perform   other
accounting  services as appropriate for the year ending  December
31, 1998.  Such appointment will be presented to the shareholders for  ratification  at  the Meeting.  If the shareholders  do  not ratify  the  appointment, the selection of another firm  will  be considered by the Board.  A representative of Ernst &  Young  LLP
is   expected  to  be  present  at  the  Meeting  to  respond  to appropriate  questions from shareholders and will  be  given  the opportunity to make a statement if so desired.

  The Board of Directors recommends a vote FOR Proposal 2.


                           PROPOSAL 3
             APPROVAL OF THE INTERGRAPH CORPORATION
             NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

   The  Board  of  Directors adopted the  Intergraph  Corporation
Nonemployee Director Stock Option Plan (the "Nonemployee Director
Stock Option Plan") at its regular meeting on January 13, 1998, subject to the approval of the shareholders of the Company.
Accordingly, at the Annual Meeting, the shareholders will be asked to approve the Nonemployee Director Stock Option Plan.

   The Board believes that the success of the Company depends  in large  measure  on  its continued ability to attract  and  retain highly qualified directors who are motivated to exert their  best efforts on behalf of the Company and its shareholders.  The Board has  reviewed the Company's current arrangements for compensation of  directors, and believes that a program that permits the grant
of   stock   options  to  the  Company's  nonemployee   directors
("Nonemployee  Directors") will promote the  long-term  financial success  of  the Company by encouraging Nonemployee Directors  to align their interests with those of shareholders generally.

   The terms of the Nonemployee Director Stock Option Plan are summarized below, and the full text of the Nonemployee Director
Stock  Option  Plan  is set forth in Exhibit "A"  to  this  Proxy
Statement.


PLAN SUMMARY

   The Nonemployee Director Stock Option Plan applies only to members of the Company's Board of Directors who are not also an officer or employee of the Company or an officer or employee of a majority-owned subsidiary or joint venture of the Company. As of February 14, 1998, four (57%) of the Company's current directors would be eligible to receive options under the Nonemployee
Director Stock Option Plan.

   Upon approval of the Nonemployee Director Stock Option Plan by shareholders, each current Nonemployee Director will  be  granted an option to purchase 3,000 shares of the Company's common stock.
The  current Nonemployee Directors serving on the Board are Larry
J.  Laster,  Thomas  J.  Lee, Sidney L. McDonald,  and  Keith  H.
Schonrock  Jr.   Each  new Nonemployee Director  elected  in  the
future  will  be  granted an option to purchase 3,000  shares  of common  stock  upon his or her first election to  the  Board,  by
either  shareholder vote or Board appointment.   At  each  Annual
Meeting  of  shareholders thereafter, each  Nonemployee  Director elected to the Board will also be automatically granted an option to purchase 1,500 shares of the Company's common stock.

  The Nonemployee Director Stock Option Plan will be administered by the Board, but the Board will have no discretion with respect to selection of Nonemployee Directors to receive options, the number of shares subject to the Nonemployee Director Stock Option
Plan or to each grant, or the exercise price of the options.

  The exercise price of each option granted under the Nonemployee
Director Stock Option Plan is the fair market value of the Company's common stock on the date of grant. "Fair market value" is the closing price of the Company's common stock reported by the NASDAQ Stock Market on the business day immediately preceding the date of grant. Fair market value of the Company's common stock was $9.75 per share on February 27, 1998. The term of each option shall be ten (10) years from the date of grant, subject to termination by reason of cessation of membership on the Board.
The  options granted under the Nonemployee Director Stock  Option
Plan  will vest in equal, one-third (1/3) installments over three
(3) years beginning with the first anniversary of the date of grant. Options may not be assigned or transferred except by will or by applicable laws of descent and distribution.

   The number of shares issuable upon exercise of options granted under  the plan are 250,000 shares of the Company's common stock.
The  aggregate  number of shares available under the  Nonemployee
Director Stock Option Plan, and the number and price of shares of
common   stock   subject  to  outstanding   options,   shall   be
appropriately adjusted automatically in the event of  any  change in  the Company's common stock as a result of any stock dividend,
stock   split,   spin-off,   split-up,   merger,   consolidation,
recapitalization, reclassification, combination  or  exchange  of shares.

   If a Nonemployee Director ceases to be a member of the Board for any reason other than misconduct, the Nonemployee Director, or his/her legal representative, as appropriate, may exercise outstanding options in accordance with the following conditions, provided that no option may be exercised after its term has expired:

     If a Nonemployee Director has served on the Board for 5 or more years, all of his or her options become immediately exercisable (a) for 36 months from his or her last day as a Board member, or (b) if death occurs before the 36 month period has expired, for 12 months from the date of his or her death.

     If a Nonemployee Director has served on the Board for less than 5 years, all of his or her options which are already vested on his or her last day as a Board member are exercisable (a) for 30 days from the last day as a Board member, or (b) if death occurs before the 30 day period has expired, for 12 months from the date of his or her death.

     If a Nonemployee Director dies while serving as a member of the Board, all of his or her options which are already fully vested on the date of death are exercisable for 12 months from the date of his or her death.

     If  a  Nonemployee Director ceases to be a director  of  the
     Company    due    to   an   act   of   fraud,    intentional
     misrepresentation,      embezzlement,      misappropriation,
     conversion  or  any  other gross or willful  misconduct,  as determined  by  the  Board, all of his  or  her  outstanding unexercised options will be immediately forfeited as of  the date of the misconduct.

   Payment of the option price may be made in cash, common stock of the Company held for at least six months, or by delivery to the Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount required to pay the exercise price from sale or loan proceeds.

   The  Board  may amend or discontinue the Nonemployee  Director
Stock Option Plan at any time without shareholder approval, but no amendment or discontinuation may be made which would impair the rights of an optionee without the optionee's consent; and provided, further, amendments that would materially increase the maximum number of shares that may be issued under the Nonemployee
Director Stock Option Plan or materially modify the requirements for eligibility for participation or extend the term of the Nonemployee Director Stock Option Plan may not be made without shareholder approval.


FEDERAL INCOME TAX CONSEQUENCES

   Options granted under the plan are non-statutory stock options
("NSO")  and  are  not entitled to favorable tax treatment  under either  Section 421 or Section 422 of the Internal Revenue  Code.
The  grant of an option under the plan will not result in  income to  the optionee or in a deduction for the Company.  The exercise of  an  option  will generally result in ordinary income  to  the
Nonemployee Director in the year in which the option is exercised equal  to  the  excess of the fair market value of the  purchased
shares  on  the  date  of exercise over the exercise  price.   On
ultimate  sale  of  the  shares, the  Nonemployee  Director  will generally  recognize  as  capital gain  or  loss  the  difference between  the  fair  market value of the shares  on  the  date  of exercise and the ultimate sale price.

   The  Company will be entitled to an income tax deduction equal to  the  amount  of ordinary income recognized generally  by  the
Nonemployee  Director  in  connection with  the  exercise  of  an
option.   The deduction will generally be allowed for the taxable
year  of the Company in which occurs the last day of the calendar year in which the Nonemployee Director recognizes ordinary income in  connection  with such exercise and purchase. The  Nonemployee
Director may not recognize income for up to 6 (six) months  after the  option  exercise, due to an applicable matching  transaction under  special  rules  under  Section  16(b)  of  the  Securities
Exchange Act of 1934.

  The Board of Directors recommends a vote FOR Proposal 3.


            DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended for presentation  at  the  1999
Annual  Meeting must be received by the Company for inclusion  in its 1999 proxy material no later than December 11, 1998.


                              OTHER

   Management does not know of any other matters to be  presented at the Meeting for action by shareholders.  However, if any other
matters   are  properly  brought  before  the  Meeting   or   any
adjournment  thereof, votes will be cast pursuant to the  proxies in  accordance with the best judgment of the proxy  holders  with respect to such matters.

   UPON  WRITTEN  REQUEST OF ANY SHAREHOLDER  TO  JOHN  R.  WYNN,
SECRETARY,  INTERGRAPH  CORPORATION, HUNTSVILLE,  ALABAMA  35894-
0001,  THE  COMPANY WILL PROVIDE WITHOUT CHARGE  A  COPY  OF  THE
COMPANY'S  ANNUAL REPORT ON FORM 10-K FILED WITH  THE  SECURITIES
AND EXCHANGE COMMISSION.


                                      By  Order of the  Board  of Directors




                                     JOHN R. WYNN

                                     Secretary

DATED:  April 10, 1998


                              Exhibit A

                       INTERGRAPH CORPORATION
               NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
               --------------------------------------

1.   Purpose

     The  purpose of the Intergraph Corporation Nonemployee Director
     Stock  Option  Plan  (the "Plan") is to secure  for  Intergraph
     Corporation  (the "Company") and its shareholders the  benefits of  the long-term incentives inherent in increased common stock ownership  by  the  members  of the  Board  of  Directors  (the
     "Board") of the Company who are not employees of the Company or
     its   Affiliates,  by   strengthening  the  identification   of
     Nonemployee  Directors  with the interests  of  all  Intergraph
     Corporation shareholders.


2.   Definitions

     The terms defined in this Section 2 shall have the following meanings, unless the context otherwise requires.

     a. "Affiliate" shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

     b. "Annual Meeting of Shareholders" shall mean the annual meeting of shareholders of the Company held each calendar year.

     c. "Code" shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

     d. "Company" shall mean Intergraph Corporation, a Delaware corporation.

     e.   "ERISA" shall mean the Employee Retirement Income Security
          Act of 1974, as amended to date and as it may be amended from time to time.

     f.   "Fair Market Value" per Share shall mean as of any day

          (1) The fair market value of a share of the Company's common stock is the closing price reported by the NASDAQ Stock Market on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company's common stock reported on such day, on the most recently preceding day on which there were sales, or

          (2) if the shares of the Company's stock are not listed on the NASDAQ Stock Market on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a share on such day.

     g. "Nonemployee Director" shall mean a member of the Board of Directors of the Company who is not also an officer or other employee of the Company or an Affiliate.

     h. "Nonstatutory Stock Option" ("NSO") shall mean a stock option, which does not qualify for special tax treatment under Sections 421 or 422 of the Internal Revenue Code.

     i.   "Option"  shall mean either a First Option  or  an  Annual
          Option granted pursuant to the provisions of Section 4 of this Plan.

     j. "Participant" shall mean any person who holds an Option granted under this Plan.

     k.   "Plan"  shall mean this Intergraph Corporation Nonemployee
          Director Stock Option Plan.


3.   Administration

     a.   The  Plan  shall be administered by the Board.  The  Board
          may,   by  resolution,  delegate  part  or  all   of   its
          administrative powers with respect to the Plan.

     b. The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of Options made under the Plan.

     c. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive.

     d.   The   Board  shall  have  no  discretion  to  select   the
          Nonemployee Directors to receive  Option  grants under the
          Plan,    to  determine  the  number  of   shares  of   the
          Company's   common stock  subject to the Plan or  to  each
          grant,  nor  the  exercise price of  the  Options  granted pursuant to the Plan.

     e. The Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. The
          Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan.

     f.   The expenses of the Plan shall be borne by the Company.

4.   Automatic Grants to Nonemployee Directors

     a.   As   of  the  date  of  adoption  of  this  Plan  by   the
          shareholders  of  the  Company, each  current  Nonemployee
          Director  shall  be  granted an option to  purchase  three thousand  (3,000)  shares of the  Company's  common  stock under  the Plan (the "First Option").  Thereafter,  as  of the day upon which shareholders vote to elect directors at each  annual  meeting  of  the Company,  each  Nonemployee
          Director  of  the  Board  shall be granted  an  additional option  to purchase fifteen hundred (1,500) shares of  the
          Company's  common  stock  under  the  Plan  (the   "Annual
          Option");  provided, however, that a Nonemployee  Director who  has  not previously been elected as a member  of  the
          Board of Directors of the Company shall also be granted an option  to purchase three thousand (3,000) shares  of  the
          Company's  common  stock  under the  Plan,  on  the  first business day of the Nonemployee Director's election to the
          Board,  including election  by the Board of  Directors  to fill a vacancy on the Board.

     b. The automatic grants to Nonemployee Directors shall not be subject to the discretion of any person.

     c. Each Option granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of this Plan.

     d. During the lifetime of a Participant, each Option shall be exercisable only by the Participant. No Option granted under the Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

5.   Shares of Stock Subject to the Plan

     a. Subject to adjustment as provided in Section 10 of the Plan, an aggregate of two hundred fifty thousand (250,000) shares of the Company's common stock, $.10 par value, shall be available for issuance to Nonemployee Directors under the Plan. No fractional shares shall be issued.

     b.   First  Option Grants and Annual Option Grants shall reduce the  shares available for issuance under the Plan  by  the number  of shares subject thereto.  The shares deliverable upon  exercise of any First Option Grant or Annual  Option
          Grant  may be made available from authorized but  unissued shares  or  shares  reacquired by the  Company,  including
          shares   purchased  in  the  open  market  or  in  private
          transactions.   If any unexercised First Option  Grant  or
          Annual  Option Grant shall terminate for any  reason,  the shares  subject  to, but not delivered under,  such  First
          Option Grant or Annual Option Grant shall be available for other First Option Grants or Annual Option Grants.


6.   Nonstatutory Options

     All Options granted to Nonemployee Directors pursuant to the Plan shall be NSOs.


7.   Exercise Price

     a. The price per share of the shares of the Company's common stock which may be purchased upon exercise of an Option
          ("Exercise Price") shall be one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted and shall be payable in full at the time the Option is exercised as follows:

          (1)  in cash or by certified check,

          (2) by delivery of shares of common stock to the Company which shall have been owned by the Nonemployee
               Director for at least six (6) months and have a  Fair
               Market Value per Share on the date of surrender equal to the Exercise Price, or

          (3)  by  delivery  to  the Company of a properly  executed
               exercise    notice    together   with     irrevocable
               instructions  to a broker to promptly deliver to  the
               Company   from  sale  or loan  proceeds   the  amount
               required to pay the exercise price.

     b.   Such  price shall be subject to adjustment as provided  in
          Section 10 hereof.


8.   Duration and Vesting of Options

     a.   The  term of each Option granted to a Nonemployee Director
          shall  be  for   ten (10) years from the  date  of  grant,
          unless  terminated earlier pursuant to the  provisions  of
          Section 9 hereof.

     b. Each Option shall vest and become exercisable according to the following schedule:

          (1) thirty-three and one-third (33-1/3) of the total number of shares covered by the Option shall become exercisable beginning with the first anniversary date of the grant of the Option;

          (2) thirty-three and one-third (33-1/3) of the total number of shares covered by the Option shall become exercisable on each subsequent anniversary date of the grant of the Option until the third anniversary date of the grant of the Option upon which the total number of shares covered by Option shall become exercisable.


9.   Effect of Termination of Membership on the Board

     The  right  to  exercise  an Option granted  to  a  Nonemployee
     Director shall be limited as follows, provided the actual date of exercise is in no event after the expiration of the term of the Option:

     a. If a Nonemployee Director ceases being a director of the Company for any reason other than the reasons identified in subparagraph b. of this Section 9, the Nonemployee
          Director shall have the right to exercise the Options as follows, subject to the condition that no Option shall be exercisable after the expiration of the term of the
          Option:

          (1)  If the Nonemployee Director was a member of the Board of  Directors  of the Company for five  (5)  or  more
               years,  all  outstanding Options  become  immediately
               exercisable  upon  the date the Nonemployee  Director
               ceases  being  a director.  The Nonemployee  Director
               may  exercise the Options for a period of  thirty-six
               (36)  months  from the date the Nonemployee  Director
               ceased  being  a  director,  provided  that  if   the
               Nonemployee Director dies before the thirty-six  (36)
               month   period  has  expired,  the  Options  may   be
               exercised   by   the  Nonemployee  Director's   legal
               representative or any person who acquires  the  right
               to  exercise  an Option by reason of the  Nonemployee
               Director's  death for a period of twelve (12)  months
               from the date of the Nonemployee Director's death.

          (2)  If the Nonemployee Director was a member of the Board of  Directors of the Company for less than  five  (5)
               years,  the  Nonemployee Director  may  exercise  the
               Options, to the extent they were exercisable  at  the
               date  the Nonemployee Director ceases being a  member
               of  the  Board,  for  a period of  thirty  (30)  days
               following  the  date the Nonemployee Director  ceased
               being  a  director, provided that, if the Nonemployee
               Director  dies before the thirty (30) day period  has
               expired,  the  Options  may  be  exercised   by   the
               Nonemployee Director's legal representative,  or  any
               person  who acquires the right to exercise an  Option
               by reason of the  Nonemployee Director's death, for a
               period  of  twelve (12) months from the date  of  the
               Nonemployee Director's death.

          (3)  If  the  Nonemployee Director dies while a member  of the Board, the Options, to the extent exercisable  by
               the Nonemployee Director at the date of death, may be
               exercised   by   the  Nonemployee  Director's   legal
               representative, or any person who acquires the  right
               to  exercise  an Option by reason of the  Nonemployee
               Director's death, for a period of twelve (12)  months
               from the date of the  Nonemployee Director's death.

          (4)  In   the  event  any  Option  is  exercised  by   the
               executors,  administrators, legatees, or distributees
               of  the  estate of a deceased optionee,  the  Company
               shall   be   under  no  obligation  to  issue   stock
               thereunder unless and until the Company is  satisfied
               that the person or persons exercising the Option  are
               the  duly  appointed  legal  representatives  of  the
               deceased optionee's estate or the proper legatees  or
               distributees thereof.

     b. If a Nonemployee Director ceases being a director of the Company due to an act of

          (1)  fraud or intentional misrepresentation or

          (2)  embezzlement,   misappropriation  or  conversion   of
               assets  or  opportunities  of  the  Company  or   any
               Affiliate of the Company or

          (3) any other gross or willful misconduct as determined by the Board, in its sole and conclusive discretion,

          all Options granted to such Nonemployee Director shall immediately be forfeited as of the date of the misconduct.

10.  Adjustments and Changes in the Stock

     a.   If  there is any change in the common stock of the Company by  reason  of any stock dividend, stock split,  spin-off,
          split-up,    merger,    consolidation,   recapitalization,
          reclassification, combination or exchange  of  shares,  or any other similar corporate event, the aggregate number of shares  available  under the Plan, and the number and  the price  of  shares of common stock subject  to  outstanding
          Options shall be appropriately adjusted automatically.

     b. No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 10. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share.

     c. Notice of any adjustment shall be given by the Company to each holder of any Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.


11.  Effective Date of the Plan

     a. The Plan shall become effective on the date it is approved by the shareholders of the Company.

     b. Any amendment to the Plan shall become effective when adopted by the Board, unless specified otherwise, but no Option granted under any increase in shares authorized to be issued under this Plan shall be exercisable until the increase is approved in the manner prescribed in Section
          12 of this Plan.


12.  Amendment of the Plan

     a.   The Board of Directors may amend, suspend or terminate the
          Plan  at  any  time, but without shareholder approval,  no amendment shall materially increase the maximum number  of shares  which  may  be issued under the Plan  (other  than adjustments  pursuant  to Section 10  hereof),  materially increase  the benefits accruing to Participants under  the
          Plan,   materially    modify  the   requirements   as   to
          eligibility for participation or extend the  term  of  the
          Plan.  Approval of the shareholders may be obtained, at  a meeting  of  shareholders duly called  and  held,  by  the affirmative  vote  of a majority of  the  holders  of  the
          Company's  voting stock who are present or represented  by proxy and are entitled to vote on the Plan.

     b.   It is intended that the Plan meet the requirements of Rule
          16b-3  or  any   successor  thereto  promulgated  by   the
          Securities  and  Exchange Commission under the  Securities
          Exchange Act of 1934, as amended, including any applicable
          requirements  regarding shareholder approval.   Amendments
          to   the  Plan  shall  be  subject  to  approval  by   the
          shareholders  of the Company to the extent  determined  by the  Board  of  Directors to be necessary to satisfy  such requirements as in effect from time to time.

     c. Rights and obligations under any Option granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

     d. The Board of Directors may not amend the provisions of Sections 4, 6, 7, 8 and 9 hereof more than once every six
          (6) months, other than to comport with changes in the Code, ERISA, or the rules thereunder.


13.  Termination of the Plan

     a. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the date the Plan is approved by the shareholders of the Company. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

     b. Rights or obligations under any Option granted while the Plan is in effect, including the maximum duration and vesting provisions, shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.


14.  Registration,  Listing, Qualification, Approval  of  Stock  and
     Options

     If the Board shall determine, in its discretion, that it is necessary or desirable that the shares of common stock subject to any Option

     a. be registered, listed or qualified on any securities exchange or under any applicable law, or

     b.   be approved by any governmental regulatory body, or

     c.   approved  by  the  shareholders  of  the  Company,  as   a
          condition of, or in connection with, the granting of  such
          Option,  or  the  issuance  or  purchase  of  shares  upon exercise of the Option,

     then the Option may not be exercised in whole or in part unless such registration, listing, qualification or approval has been obtained free of any condition not acceptable to the Board of Directors.


15.  No Right to Option or as Shareholder

     a. No Nonemployee Director or other person shall have any claim or right to be granted an Option under the Plan, except as expressly provided herein. Neither the Plan nor any action taken hereunder shall be construed as giving any Nonemployee Director any right to be retained in the service of the Company.


     b. Neither a Nonemployee Director, the Nonemployee Director's legal representative, nor any person who acquires the right to exercise an Option by reason of the Nonemployee
          Director's death shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of common stock receivable upon the exercise of any Option granted under this Plan, in whole or in part, unless and until certificates for such shares shall have been issued.


16.  Governing Law

     The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware.


                          INTERGRAPH CORPORATION

      THIS PROXY IS SOLICITED ON BEHALF OF THE INTERGRAPH CORPORATION
    BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 28, 1998

  The undersigned hereby appoints James W. Meadlock and John R.
Wynn, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Intergraph
Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 28, 1998, or any adjournment(s) thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES LISTED
BELOW AND FOR PROPOSALS 2 AND 3.

     The Board of Directors recommends a vote FOR election of all nominees listed below and FOR Proposals 2 and 3.


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.


1. Election of Directors
   [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY  [ ] FOR ALL nominees
                                    to vote for all         listed (Except as
                                    nominees listed         marked to the
                                                            contrary)

  Nominees: James W. Meadlock; Larry J. Laster; Thomas J. Lee; Sidney L.
            McDonald; Keith H. Schonrock Jr.; James F. Taylor Jr.;
            Robert E. Thurber.

  INSTRUCTION:   To withhold authority to vote for any individual
  nominee strike a line through the nominee's name in the list above.

2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's auditors for the current fiscal year.

   [ ]  FOR         [ ] AGAINST    [ ]  ABSTAIN

3. Proposal to approve the Intergraph Corporation Nonemployee
   Director Stock Option Plan.

   [ ]  FOR         [ ] AGAINST    [ ]  ABSTAIN


                              COM*
                              ESP*
                              ESB*
                              Please sign exactly as your name
                              appears at left.  If registered in the
                              names of two or more persons, each
                              should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their titles.

                              Signature:_____________  Date:_________, 1998

                              Signature:_____________  Date:_________, 1998

* COM = Common Stock Shares; ESP = Employees Stock Purchase Plan Shares;
  ESB = Employee Stock Bonus Plan Shares.




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